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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 22, 2004




                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        Delaware                       0-23182                 35-1905382
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
    of incorporation)                                      Identification No.)



 8230 Hohman Avenue, Munster, Indiana                             46321
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On January 21, 2004, AMB Financial Corp. ("AMB") issued the attached press releases announcing the quarter results and cash dividend, and announcement of annual stockholders meeting

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Exhibits

             99.1     Press releases dated January 21, 2004.
                      Section-906-Certification

     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AMB FINANCIAL CORPORATION




Date: January 22, 2004                By: /s/ Clement B. Knapp
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                                          Clement B. Knapp, Jr.
                                          President and Chief Executive Officer





Date:  January 22, 2004               By: /s/ Daniel T. Poludniak
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                                          Daniel T. Poludniak, Vice President,
                                          Treasurer and Chief Financial Officer







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